EXHIBIT 21

                                         SUBSIDIARIES



NAME                                               PLACE OF INCORPORATION


ACJ Acquisition LLC                                Massachusetts

Active Conditioning Corp.                          New Jersey
d/b/a KeySpan Services

Cross Bay Pipeline Company, LLC                    Delaware

Delta KeySpan, Inc.                                Delaware
d/b/a KeySpan Services

FINSA Energeticos, S. de R.L. de C.V.              Mexico

Fourth Avenue Enterprise Piping Corp.              New York
d/b/a KeySpan Services

Fritze KeySpan, LLC                                Delaware
d/b/a KeySpan Services

GEI Timna, Inc.                                    Delaware

GEI Development Corp.                              Delaware

GMS Facilities Limited                             Alberta, Canada

GTM Energy LLC                                     Delaware

Gulf Midstream Services Limited                    Alberta, Canada

Gulf Midstream Services Partnership                Alberta, Canada

Grupo KeySpan S. de R.L. de C. V.                  Mexico

Honeoye Storage Corporation                        New York

Iroquois Gas Transmission System, L.P.             Delaware

Island Energy Services Company, Inc.               New York

KeySpan C.I., Ltd.                                 Cayman Islands

KeySpan C.I. II, Ltd.                              Cayman Islands

KeySpan Communications Corp.                       New York

KeySpan Corporate Services LLC                     New York

KeySpan Cross Bay, LLC                             Delaware

KeySpan Electric Services LLC                      New York

KeySpan Energy Canada, Ltd.                        Alberta, Canada

KeySpan Energy Construction, LLC                   New York

KeySpan Energy Corporation                         New York

KeySpan Energy Development Co.                     Nova Scotia, Canada

KeySpan Energy Development Corporation             Delaware

KeySpan Energy Services, Inc.                      Delaware
d/b/a KeySpan Services

KeySpan Energy Solutions, LLC                      Delaware
d/b/a KeySpan Services

KeySpan Energy Supply, LLC                         Delaware
d/b/a KeySpan Services

KeySpan Energy Trading Services LLC                New York
d/b/a KeySpan Services

KeySpan Engineering Associates, Inc.               New York
d/b/a KeySpan Services

KeySpan Exploration and Production, LLC            Delaware

KeySpan Gas East Corporation                       New York
d/b/a Brooklyn Union of Long Island

KeySpan Generation LLC                             New York

KeySpan International Corporation                  Delaware

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KeySpan Luxembourg S.A.R.L.                        Luxembourg

KeySpan Midstream, LLC                             Delaware

KeySpan Natural Fuels, LLC                         Delaware

KeySpan North East Ventures, Inc.                  Delaware

KeySpan Operating Services, LLC                    Delaware

KeySpan Plumbing Solutions, Inc.                   New York
d/b/a KeySpan Services

KeySpan-Ravenswood, Inc.                           New York

KeySpan-Ravenswood Services Corp.                  New York

KeySpan Services, Inc.                             Delaware
d/b/a KeySpan Services

KeySpan Technologies, Inc.                         New York

KeySpan Utility Services LLC                       New York

KeySpan UK Limited                                 United Kingdom

KS CI Midstream Limited                            Cayman Islands

KS Midstream Finance Co.                           Nova Scotia, Canada

LILCO Energy Systems, Inc.                         New York

Marquez Development Corp.                          New York

Nicodama Beheer V.B.V.                             Netherlands

North East Transmission Co., Inc.                  Delaware

Northeast Gas Markets, LLC                         Delaware

Paulus Sokolowski and Sartor, Inc.                 New Jersey
d/b/a KeySpan Services

Phoenix Natural Gas Limited                        United Kingdom

Premier Transco Limited                            United Kingdom

R.D. Mortman, LLC                                  New York
d/b/a KeySpan Services

Roy Kay Inc.                                       New Jersey
d/b/a KeySpan Services

Roy Kay Electrical                                 New Jersey
d/b/a KeySpan Services

Roy Kay Mechanical Inc.                            New Jersey
d/b/a KeySpan Services

Solex Production Limited                           Alberta, Canada

The Houston Exploration Company                    Delaware

The Brooklyn Union Gas Company                     New York

THEC Holdings Corp.                                Delaware

WDF, Inc.                                          New York
d/b/a KeySpan Services